UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2004

BindView Development Corporation

(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-24677 (Commission File No.)	76-0306721 (I.R.S. Employer Identification No.)

5151 San Felipe, 25th Floor Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 561-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Security Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On April 6, 2005, BindView Development Corporation (“BindView” or “the Company”) determined that purchases under the stock repurchase plan announced in a press release issued April 5, 2005 (Exhibit 99.1 to the Current Report on Form 8-K filed April 5, 2005), would not be limited to times when the company’s insider trading window is open during the month of May. Accordingly, the Company currently intends to begin repurchasing BindView common shares before its trading window is opened in May, at such times from time to time as it deems appropriate, subject to and in compliance with applicable law and regulations.

     The information furnished in this report shall not be deemed to be incorporated by reference into any of BindView’s filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BindView Development Corporation
Dated: April 6, 2005	By:	/s/ EDWARD L. PIERCE
Edward L. Pierce,
Executive Vice President and Chief Financial Officer